UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2016

Kratos Defense & Security Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, Suite 200, San Diego, CA  92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-7300

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Underwriting Agreement

On November 18, 2016, Kratos Defense & Security Solutions, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Genuity Inc. and B. Riley & Co., LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the sale and issuance by the Company of shares of the Company’s common stock to the Underwriters in a firm commitment underwritten public offering. Subject to the terms and conditions contained in the Underwriting Agreement, the Underwriters have agreed to purchase, and the Company has agreed to sell, 11,670,000 shares at the public offering price, less certain underwriting discounts and commissions (the “Offering”). The Company has also agreed to reimburse the Underwriters for certain of its out-of-pocket expenses.

The shares of the Company’s common stock are being offered and sold pursuant to a base prospectus dated September 17, 2014 and a prospectus supplement dated November 18, 2016 (together the “Prospectus Supplement”), pursuant to the Company’s registration statement on Form S-3 (File No. 333-198266), which was declared effective by the SEC on September 17, 2014.

Subject to the terms and conditions of the Underwriting Agreement, the Underwriters are committed to purchase and pay for all shares of the Company’s common stock offered by the Prospectus Supplement, if any such shares are taken. However, the Underwriters are not obligated to take or pay for the shares of the Company’s common stock covered by the Underwriters’ over-allotment option described below, unless and until such option is exercised.

The Company has granted the Underwriters an option, exercisable no later than 30 calendar days after the date of the Underwriting Agreement, to purchase up to an aggregate of 1,750,500 additional shares of the Company’s common stock at the public offering price, less certain underwriting discounts and commissions. The Company will be obligated to sell these shares of common stock to the Underwriters to the extent the over-allotment option is exercised. The Underwriters may exercise this option only to cover over-allotments, if any, made in connection with the sale of the Company’s common stock offered by the Prospectus Supplement. The Underwriters propose to offer the Company’s common stock directly to the public at the offering price of $6.00 per share.

The Company intends to use the net proceeds from the Offering for general corporate purposes, including funding its expected growth and strategic investments in its high performance unmanned aerial vehicle business area and other new programs under contract and reducing overall Company indebtedness in order to facilitate its long-term strategy.

In the ordinary course of business, the Underwriters and their affiliates have, and in the future may, provide various investment banking, financial advisory and other services for the Company for which they have received, and may receive, customary compensation.

The foregoing description of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and the terms of which are incorporated herein by reference. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

A copy of the opinion of Paul Hastings LLP relating to the legality of the issuance and sale of the Company’s common stock in the Offering is attached as Exhibit 5.1 hereto.

Additional Information and Where to Find It

No statement in this document or the attached exhibits is an offer to purchase or a solicitation of an offer to sell securities.  The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for an underwritten public offering. Before you invest in such offering, you should read the preliminary prospectus supplement, including the base registration statement (and accompanying prospectus), and other documents the issuer has filed with the Securities and Exchange Commission (“SEC”) for more complete information about the issuer and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer or the underwriters participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request them by calling Canaccord Genuity Inc. at (617) 371-3900 or B. Riley & Co., LLC (888) 295-0155.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the Underwriter’s exercise of the over-allotment option; the Company’s intended use of the net proceeds from the Offering; and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the Prospectus Supplement.

Item 8.01    Other Events.

On November 17, 2016, the Company’s board of directors approved a note repurchase program which authorizes the Company to repurchase up to $50,000,000 of its 7% Senior Secured Notes due in 2019 (the “Notes”) over a two-year period, subject to compliance with applicable law and existing covenant restrictions under the Company’s Credit and Security Agreement, dated May 14, 2014, as amended. The Company expects to fund repurchases under the note repurchase program with cash and cash equivalents on hand. Under the program, management is authorized to purchase Notes from time to time through open market purchases or privately negotiated transactions and pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, subject to market conditions and other factors.

On November 18, 2016, the Company issued a press release announcing the pricing of the Offering and the execution of the Underwriting Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)                           Exhibits.

1.1	Underwriting Agreement, dated November 18, 2016, between Kratos Defense & Security Solutions, Inc., Canaccord Genuity Inc. and B. Riley & Co., LLC.

5.1	Opinion of Paul Hastings LLP.

23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1).

99.1	Press release dated November 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

	By:	/s / Deanna H. Lund
Deanna H. Lund
Executive Vice President, Chief Financial Officer

Date: November 18, 2016